INCOME TAXES	3 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of income tax expense (benefit) were as follows for the years ended December 31, 2023 and December 31, 2022, respectively (in thousands):

	YEAR ENDED DECEMBER 31,
	2023	2022
Current expense:
State	$3	$3
Total current expense	$3	$3
The provision for the years ended December 31, 2023 and December 31, 2022 was related to state income taxes.
A reconciliation of income tax expense to the amount computed by applying the statutory federal income tax rate to the loss from operations is summarized for the years ended December 31, 2023 and December 31, 2022 as follows (in thousands):

	YEAR ENDED DECEMBER 31,
	2023	2022
Expected income tax benefit at federal statutory rate	$(50,684)	$(30,497)
State income tax expense (benefit), net of federal benefit	(3,568)	(2,495)
Permanent items	1,524	583
R&D credits	(2,322)	(1,261)
Unrecognized tax benefits (FIN 48)	1,054	751
Return to provision true-ups	(420)	(135)
Valuation allowance	54,419	33,057
Income tax expense	$3	$3
Income taxes are accounted for under the asset and liability method. Deferred income taxes are recorded for temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities. Deferred tax assets and liabilities reflect the tax rates expected to be in effect for the years in which the differences are expected to reverse. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax assets will not be realized.
The components of net deferred income taxes were as follows (in thousands):

	AS OF DECEMBER 31,
	2023	2022
Deferred income tax assets
Net operating loss carryforward	$68,254	$52,970
Research and development credits	12,648	9,728
Intangibles	3,289	3,684
Accruals	1,412	696
Stock compensation	8,581	5,130
Capitalized research and development costs	51,772	19,585
Deferred revenue	—	37
Operating lease liabilities	697	1,118
Other	10	—
Gross deferred tax assets	146,663	92,948
Less: Valuation allowance	(146,005)	(91,586)
Total deferred tax assets	658	1,362
Deferred income tax liabilities
Fixed assets	(10)	(35)
Operating lease right-of-use assets	(648)	(1,048)
Other	—	(279)
Total deferred tax liabilities	(658)	(1,362)
Net deferred tax assets (liabilities)	$—	$—
As of December 31, 2023, the Company had unused federal and state NOL carryforwards of approximately $305.1 million and $65.3 million, respectively. The federal NOL carryforwards may be carried forward indefinitely but are only available to offset up to 80% of pre-NOL taxable income each year. The state NOL carryforwards will begin to expire in 2038, if not utilized. As of December 31, 2023, the Company also had federal and state research tax credit carryforwards of $12.4 million and $6.2 million, respectively. The federal research tax credit carryforwards begin to expire in 2038, while the state carryforwards have no expiration.
The utilization of NOL and research tax credit carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that have occurred previously or may occur in the future. Under Sections 382 and 383 of the IRC, a corporation that undergoes an “ownership change” may be subject to limitations on its ability to utilize its pre-change NOLs and other tax attributes otherwise available to offset future taxable income and/or tax liability. An ownership change is defined as a cumulative change of 50% or more in the ownership positions of certain stockholders during a rolling three-year period. The Company is in the process of completing a formal study to determine if any ownership changes within the meaning of IRC Section 382 and 383 had occurred and, pending the finalization of the study, has not identified any ownership changes as of December 31, 2023. It is possible that the Company may incur additional ownership changes in the future. If an ownership change has occurred, the Company’s ability to use its NOL or tax credit carryforwards may be restricted, which could require the Company to pay federal or state income taxes earlier than would be required if such limitations were not in effect.
The Company has established a full valuation allowance against its deferred tax assets due to uncertainties that preclude it from determining that it is more likely than not that the Company will be able to generate sufficient taxable income to realize such assets. Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2023. Such objective evidence limits the ability to consider other subjective evidence such as the Company’s projections for future growth. Based on this evaluation, as of December 31, 2023, a valuation allowance of $146.0 million has been recorded in order to measure only the portion of the deferred tax asset that more likely than not will be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence, such as estimates of future taxable income during carryforward periods and the Company’s projections for growth.
The Company recognizes liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While the Company believes that it has appropriate support for the positions taken on its tax returns, the Company regularly assesses the potential outcome of examinations by tax authorities in determining the adequacy of its provision for income taxes.
The following table summarizes the activity related to the Company’s unrecognized tax benefits (in thousands):

	AS OF DECEMBER 31,
	2023	2022
Beginning balance	$3,597	$2,846
Increases related to current year tax positions	1,054	751
Ending balance	$4,651	$3,597
As of December 31, 2023, the Company had gross unrecognized tax benefits of $4.7 million, none of which would affect the effective tax rate due to the existence of a full valuation allowance. The Company does not expect any significant increases or decreases to its unrecognized tax benefits within the next 12 months. The Company’s policy is to recognize the interest expense and/or penalties related to income tax matters as a component of income tax expense. The Company had no accrual for interest or penalties on its consolidated balance sheets as of December 31, 2023 or December 31, 2022, and has not recognized interest and/or penalties in its consolidated statements of operations for the years ended December 31, 2023 and December 31, 2022 as the unrecognized tax benefits relate to tax positions for which no cash tax liability has been reduced.
The Company is subject to income taxes in the United States and various state jurisdictions. The Company’s tax years from 2019 and forward are subject to examination by the United States and state tax authorities. The Company has not been, nor is it currently, under examination by the U.S. federal or any state tax authority.